EXHIBIT 99.2

SLIDE PRESENTATION
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January 2008
2007 Earnings Webcast

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#2 / January 2008
Safe Harbor Regarding
Forward Looking Statements
This presentation contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should,'' "project,"
"plan,'' "seek," "intend,'' or "anticipate'' or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn Bancshares and its subsidiaries. National Penn
Bancshares cautions readers not to place undue reliance on these statements.
National Penn Bancshares' business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-
looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: ineffectiveness of National Penn's business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; interest rate movements; inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology difficulties; disruption from announced transactions, and resulting difficulties in maintaining relationships with customers and employees; and challenges in establishing and maintaining operations in new markets. The foregoing review of important factors should be read in conjunction with the other cautionary statements that are included in National Penn Bancshares' Annual Report on
Form 10-K for the fiscal year ended December 31, 2006, as well as in other documents filed by National Penn
Bancshares after the date thereof. National Penn Bancshares makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

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#3 / January 2008
Overview
(As of 12/31/2007)
• Assets $ 5.82 Billion
• Deposits $ 3.95 Billion
• Loans $ 3.88 Billion
• Equity $ 563.9 Million

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#4 / January 2008
*Per share information adjusted for a 3% stock dividend paid September 28, 2007.
Financial Highlights
4Q2007
    12/31/2007  12/31/2006*
Net Income  $16.71 million  $16.37 million + 2.1%
Diluted EPS  $ 0.34   $ 0.33  + 3.0%
Cash Dividends $ 0.1700  $ 0.1626  + 4.6%

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#5 / January 2008
 12/31/2007 12/31/2006*
Net Income $65.23 million $64.11 million + 1.8%
Diluted EPS $ 1.31 $ 1.29 + 1.6%
Cash Dividends $ 0.6578 $ 0.6311 + 4.2%
ROE  11.95%  12.64%
ROA  1.16% 1.24%
*Per share information adjusted for a 3% stock dividend paid September 28, 2007.

Financial Highlights
Year-to-Date 2007

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#6 / January 2008
Reconciliation Table for Non-GAAP Financial Measure 12/31/07		12/31/06
Return on average shareholders' equity	11.95%	12.64%
Effect of goodwill and intangibles	12.57%	14.42%
Return on average tangible equity	24.52%	27.06%
Average tangible equity excludes merger-related average goodwill and intangibles: (000’s)
Average shareholders' equity	$546,020	$507,084
Average goodwill and intangibles	(280,013)	(270,200)
Average tangible equity	$266,007	$236,884
Financial Highlights
Year-to-Date 2007

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#7 / January 2008
Additional Information About the
National Penn/KNBT Transaction:
National Penn has filed a registration statement on Form S-4 in connection with the
KNBT transaction, and National Penn and KNBT have mailed a joint proxy statement/
prospectus to their respective shareholders in connection with the transaction.
Shareholders and investors are urged to read the joint proxy statement/prospectus because it contains important information about
National Penn, KNBT and the transaction. You may obtain a free copy of the joint proxy statement/ prospectus as well as other filings containing information about
National Penn and KNBT, at the SEC's web site at www.sec.gov. A free copy of the joint proxy statement/prospectus, and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus, may also be obtained from
National Penn or KNBT, by directing the request to either of the following persons:
Ms. Sandra L. Spayd                          Mr. Eugene Sobol
Corporate Secretary                      Senior Executive Vice President &
National Penn Bancshares, Inc.                    Chief Financial Officer
Philadelphia and Reading Avenues                  KNBT Bancorp, Inc.
Boyertown, PA 19512                     90 Highland Avenue
610-369-6202                      Bethlehem, PA 18017
                        (610) 807-5888